UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		September 17, 2009

QUADRA PROJECTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53156	45-0588917
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

6130 Elton Avenue, Las Vegas, NV		89107
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		1-888-597-8899

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 17, 2009, we filed a Certificate of Amendment with the Secretary of State of Nevada for the creation of 750,000,000 shares of preferred stock, par value of $0.001, for which the directors of the company may fix and determine the designations, rights preferences or other variations of each class or series within each class of preferred stock of the company.

Our board of director approved the amendment to our articles of incorporation and stockholders representing a majority of the outstanding shares of our corporation gave us their written consent to the amendment to our Articles of Incorporation on July 23, 2009.

Item 9.01        Financial Statements and Exhibits

3.01                  Certificate of Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRA PROJECTS INC.

 /s/ Claude Diedrick
Claude Diedrick
President, CEO, CFO, Secretary and Director

Date: September 30, 2009

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